EUROBANCSHARES, INC.

EuroBancshares, Inc.
NASDAQ: EUBK
December 2004

Forward Looking Statements (FLS)


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A Toda Hora
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This presentation may contain forward-looking statements (FLS) including comments with respect to our objectives, strategies, and the results of our operations and business.

Forward Looking Statements (FLS)

FLS may be influenced in particular by factors such as:

- fluctuations in interest rates and stock indexes
- effects of competition in the areas in which we operate
- changes in economic, political, regulatory and technological conditions


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We caution that the foregoing list is not exhaustive.

Forward Looking Statements (FLS)

FLS involve numerous assumptions, uncertainties and opportunities, both general and specific. Exists the risk that these statements may not be fulfilled. We caution readers of this presentation not to place undue reliance on these FLS as a number of factors could cause future company results to differ materially from these statements.


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Forward Looking Statements (FLS)


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When relying on FLS to make decisions, investors should carefully consider the afore mentioned factors and others that may have not been included in this list, as well as other uncertainties and events.

EUROBANCSHARES, INC.

- **Headquarters:** San Juan, PR
- **Total Assets:** $2.103 Billion
- **Loans & Leases:** $1.388 Billion (Net of Unearned)
- **Branches:** 21
- **Deposits:** $1.409 Billion
- **Equity:** $158.9 Million

Company Overview

Company Overview (continued)

- **EuroBancshares, Inc.**
  - **EuroBank**
    - **EBS Overseas (IBE)**
  - **EuroSeguros**

EuroBank

- Commercial Banking
- Leasing
- Mortgage
- Trust & Wealth Management
- BT International (IBE)

EuroSeguros

- Automobile
- Property & Casualty
- Guaranteed Auto Protection

Experienced Executive Leadership

- Average experience: 30 years

Executive	Title	Experience	Joined EuroBank
Rafael Arrillaga-Torréns, Jr.*	Chairman, President and CEO	29	1979
Yadira R. Mercado	EVP, CFO and Corporate Secretary	24	1991
Jorge E. Sepúlveda-Estrada	SVP and Treasurer	30	1993
James I. Thomson	EVP, Risk Management and Chief Lending Officer	44	1999
Félix León	EVP, Operations	40	2004
Luis S. Suau Hernández	SVP, San Juan-Metropolitan Area	30	1997
Fausto Peña Villegas	SVP, Northern Region	29	2001
Ricardo X. Pou Vendrell	SVP, Southern Region	10	2003
Roberto Carreras Sosa	SVP, Eastern Region	28	2002
Jaime Noble Fernández	SVP, EuroLease	31	1999

*Joined EuroBank in 1979 as a director, became Chairman in 1993, and CEO in 1994

Our Strategy

- Community bank strategy
  - Provide all of the conveniences and products of our larger competitors, but provide superior service



- Maintain our strong

  asset quality

Our Strategy (continued)


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- Maintain strong earnings growth and profitability

- Focus on a target market – small to middle market businesses, real estate development companies and the owners, executives, and employees of these businesses

Our Strategy (continued)

- Expansion of branch franchise through the novo opportunities
- Prudently and opportunistically utilize our under-leveraged IBE as the interest rate environment improves


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- Strategic, accretive acquisitions

Branch Distribution Network



Atlantic Ocean
Caribbean Sea
Isabela
Arecibo
Quebradillas
Aguadilla
Carr 2
Barceloneta
Manati
Vega Baja
Vega Alta
Levittown
Cataño
San Juan
Carr 22
Bayamón
Guaynabo
Carolina
Río Grande
Luquillo
Fajardo
Trujillo Alto
Corcega
San Sebastian
Utuado
Carr 10
Puerto Rico
Orocovis
Caguas
Carr 30
Juncos
Carr 53
Mayagüez
Castaner
Hormigueros
Humacao
Vieques
Cabo Rojo
San Germán
Cayey
Juana Diaz
Coamo
Yauco
Ponce
Carr 52
Carr 2
Ensenada
Santa Isabel
Guayama
Maunabo
Carr 53
EuroBank Branch
Proposed New Branch Site

- Currently operate a network of 21 branches
- Plan to open 6 additional branches by 2007
- Intend to have a branch located within a convenient drive of approximately 80% of the population of Puerto Rico

Puerto Rico Market Overview

- Puerto Rico is a commonwealth of the U.S.
  - U.S. citizenship
  - U.S. regulation (FDIC, Fed, etc.)
- Fiscal autonomy
- Puerto Rico's economy is highly correlated with the mainland U.S. economy
- Projected economic growth of 2.7% for 2005

Puerto Rico Market Overview (continued)


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- Puerto Rico has a population of 3.9 million habitants

- Persistent housing shortage of 100,000 units continues on the island
  - 5% to 8% annual real estate appreciation

Puerto Rico Market Overview (continued)


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- The biggest drivers of the economy are manufacturing (more than 40% of GNP), government services (more than 20%), and health care services
  - 20% of the world's medical drugs and pharmaceuticals are manufactured in Puerto Rico
  - Tourism contributes less than 10% of GNP but has been growing steadily

Puerto Rico Market Overview (continued)


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- Tax advantages for financial institutions and retail investors
  - International banking entities, holding mostly AAA-rated MBS & Treasury Notes
  - Lower tax rates on locally issued securities

Puerto Rico Market Overview (continued)

- 11 FDIC insured commercial banks and trust companies operate on the Island representing over $90.3 billion in total assets
- Larger non-local banks provide opportunity to take market share



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PRESTAMOS HIPOTECARIOS
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Premier Commercial Banking Business

Lending Focus	• Commercial loans and owner occupied real estate loans • Companies with annual sales between $2 to $40 million • Financing requirements between $1 to $5 million
Loan Type	• Commercial real estate - 75% variable rate loans • C&I - 74% variable rate loans • Construction - 92% variable rate loans
Strategy	• Target small and mid-sized commercial businesses • Build relationships by providing efficient "personalized" attention • Decentralized management approach • Centralized approval process



($'s in millions)
CAGR: 42.03%
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
$136
$199
$276
$435
$525
$786
1999
2000
2001
2002
2003
2004
Commercial & Construction Loans

Commercial Loans

($'s in millions)



$710
$700
$690
$680
$670
$660
$650
$640
* CAGR: 23.76%
$666
$706
9/30/2004
12/31/2004



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* Annualized CAGR

Leading Leasing Business

Lease Type	• Open-ended • 99% automobile leases
Lease Terms	• Up to 72 months • No residual value on 72 month leases
Asset Quality	• % of losses to year end lease balances was .68% in 2004
Strategy	• Short to medium term fixed rate product offsets the variable rate of commercial portfolio • If a residual value exists, the lessee is responsible • Lessee is deemed title holder (no third party liability)


($'s in millions)
CAGR: 93.32%
$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
$17
$81
$141
$260
$321
$459
1999
2000
2001
2002
2003
2004
End of period balance

We Provide a Full Spectrum of Products for our Customers


FDIC

Mortgage Business

Mortgage Type



- $51.7 million portfolio
- Fixed-rate loans
- Maximum term 30 years
- Offer FNMA, VA, FHA, and Freddie Mac mortgage loans
- Offer both conforming and non-conforming loans

Mortgage Business

Target Market



- Provide mortgages for the homes financed by our construction lending department
- Our retail customers
- Owner, executives and employees of our commercial customers

Mortgage Business

Strategy

- No wholesale business
- Majority of our originations are sold in the secondary market with servicing released


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Trust & Wealth Management

Strategy & Focus



- Established in 2002
- Offer retirement benefits and personnel trust and wealth management services
- Fee structure based on AUM
- Assets under management $281mm as of 12/31/04; compared to $252mm as of 9/30/04

Trust & Wealth Management

EuroFinancial

- Joint venture with a third party broker dealer – Consultiva Securities, Inc.
- Established to serve our customers' investment needs

Track Record of Growth

- We believe our strategy has proven successful


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	'99 – Dec '04 CAGR
Net interest income	40.46%
Non-interest income	23.69%
Net income – before extraordinary item	60.35%
Diluted EPS – before extraordinary item	42.83%
Total assets	47.04%
Total gross loans & leases	49.48%
Total deposits	49.20%
Total equity	45.75%

4Q vs. 3Q 2004 Highlights

($ in millions)	4Q' 04	3Q' 04	*Annualized Change*
Total interest income	**$30.485**	**$28.566**	***26.87%***
Total non-interest income	**2.272**	**2.038**	***45.93%***
Non-interest expense	**10.792**	**9.786**	***41.12%***
Net income – before extraordinary item	**6.737**	**5.377**	***101.17%***
Diluted EPS	**$0.32**	**$0.28**	***57.14%***
Total assets	*** 2,103**	**1,969**	***27.22%***
Loans and leases (Net of Unearned)	*** 1,388**	**1,366**	***6.44%***
Deposits	**1,409**	**1,381**	***8.11%***
Stockholders' equity	**158.915**	**152.890**	***15.76%***

$30mm in leases sold in Nov. 2004

Credit Quality



NPLs and NCOs Ratios
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
NPLs / Total Loans
2.50%
2.25%
2.00%
1.75%
1.50%
1.25%
1.00%
0.75%
0.50%
0.25%
0.00%
NCOs / Avg. Loans
Banco del Comercio Acquisition (10/26/97)
BankTrust Acquisition (5/3/04)
Banco de Financiero Acquisition (12/15/02)
3.29%
2.44%
2.23%
2.87%
2.98%
3.17%
2.92%
0.62%
0.18%
0.24%
0.52%
0.48%
0.68%
0.69%
1999
2000
2001
2002
2003
3Q 04
2004
NCOs / Avg. Loans
NPLs / Total loans

Strong Earnings Momentum



'99 – '04 CAGR: 42.83%
Diluted Earnings Per Share
$1.00
$0.75
$0.50
$0.25
$0.00
$0.18
$0.40
$0.46
$0.42
$0.69
$1.07
1999
2000
2001
2002**
2003
2004*

*It does not include $4.4 million extraordinary gain from BT

** It does not include $1.1 million extraordinary gain.

Total Interest Income



120
100
80
60
40
20
0
18.1
19
25.4
28.6
30.5
71.5
103.5
3Q-2003
1Q-2004
2Q-2004
3Q-2004
4Q-2004
12 Months 2003
12 Months 2004

In Millions

Total Interest Expense


45
40
35
30
25
20
15
10
5
0
8.3
9.9
11.1
12.2
41.5
1Q-2004
2Q-2004
3Q-2004
4Q-2004
12 Months 2004

In Millions


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Net Interest Margin – ON A FULLY TAXABLE EQUIVALENT BASIS


4.40%
4.30%
4.20%
4.10%
4.00%
3.90%
3.80%
3.70%
3.60%
3.50%
3.40%
4.29%
3.75%
3.77%
3.84%
3.88%
2002
2003
2004
3Q' 04
4Q' 04

Non-interest income – service charge and other fees



12 Months 2004
4Q-2004
3Q-2004
3Q-2003
8.1
2.3
2
1.2
0
2
4
6
8
10
In Millions



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Non Interest Expense



In Millions
40
35
30
25
20
15
10
5
0
10.06
14.05
17.61
21.93
28.88
36.83
1999
2000
2001
2002
2003
2004



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Net Income


In Millions
20
18
16
14
12
10
8
6
4
2
0
2.5
3.6
2.3
4.5
5.4
6.7
9.9
18.9
3Q-2003
4Q-2003
1Q-2004
2Q-2004
3Q-2004
4Q-2004
12 Months 2003
*12 Months 2004

*It does not include $4.4 million extraordinary gain from BankTrust acquisition.

A Proven Track Record

Performance Ratios	4Q 04	2004	2003	2002	2001
Return on average common stockholder's equity	18.49%	23.11%	16.50%	13.56%	14.34%
Return on average assets	1.32	1.32	0.87	0.92	1.10
Net interest margin *	3.88	3.77	3.75	4.29	4.97
Efficiency ratio *	48.24	50.31	57.86	62.85	59.70






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* Fully taxable equivalent

A Proven Track Record (continued)

Capital Ratios	2004	2003	2002	2001
Leverage ratio	9.94%	6.76%	7.93%	8.27%
Tier 1 risk-based capital	12.77	8.30	8.63	9.57
Total risk-based capital	13.98	11.60	12.79	15.26
Tangible common equity to tangible assets	7.57	4.93	5.54	7.87


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A Proven Track Record

Asset Quality Ratios	2004	2003	2002	2001
Nonperforming assets to total assets	2.23%	2.51%	2.87%	2.18%
Nonperforming loans to total loans and leases	2.92	2.98	2.87	2.23
Allowance for loan and lease losses to nonperforming loans	46.97	35.07	31.35	44.18
Allowance for loan and lease losses to total loans	1.37	1.04	0.90	0.98
Net charge-off to average loans	0.69	0.48	0.52	0.24


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ROAA*



1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.65%
1.04%
1.10%
0.77%
0.87%
1.07%
1.10%
1.32%
1999
2000
2001
2002
2003
2004
3Q' 04
4Q' 04

*Before extraordinary gain

ROAE*


20.00%
18.00%
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
7.48%
15.39%
14.34%
11.45%
16.50%
19.30%
19.12%
18.47%
1999
2000
2001
2002
2003
2004
3Q' 04
4Q' 04

* Before extraordinary gain

Efficiency Ratio



70.00%
60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
65.43%
59.86%
59.70%
62.85%
57.86%
50.31%
48.05%
48.24%
1999
2000
2001
2002
2003
2004
3Q' 04
4Q' 04

Total Assets

($ in millions)



CAGR: 47.04%
2500
2000
1500
1000
500
0
306
452
608
1,035
1,321
2,103
1999
2000
2001
2002
2003
2004

Total Gross Loans and Leases

($ in millions)



CAGR: 49.48%
1600
1400
1200
1000
800
600
400
200
0
186
312
459
768
899
1,388
1999
2000
2001
2002
2003
2004

Loans Composition


33.29%
51.27%
5.86%
3.75%
5.83%
C/L
Contruccion
Mortgage
Consumer
Leases

Commercial Loans Composition


34.35%
65.65%
Commercial Real Estate
Other Commercial & Industrial

Total Deposits


($ in millions)
CAGR: 41.20%
1600
1400
1200
1000
800
600
400
200
0
251
350
486
843
985
1,409
1999
2000
2001
2002
2003
2004

Deposit Composition


9.79%
8.38%
36.28%
19.79%
14.26%
11.50%
Non-Interest Bearing
Now & Money Market
Savings
Regular CD's
Jumbo CD's
Broker CD's

Total Capital


As of 12/31/2003
As of 12/31/04
65.1
158.9
0
20
40
60
80
100
120
140
160
180
In Millions

Conclusion

- Pure play commercial bank
- Conservative experienced management
- Strong credit fundamentals
- Strong organic growth
- Asset sensitive
- B&T successfully integrated


EUROBANK
EUROMORTGAGE
PRESTAMOS HIPOTECARIOS
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UNA DIVISION DE EUROBANK